UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Information Required in Proxy Statement
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Check the appropriate box:

☒ Preliminary Proxy Statement

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☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to § 240.14a-12

Perception Capital Corp. II

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☒ No fee required.

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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION, DATED OCTOBER 12, 2022

PERCEPTION CAPITAL CORP. II
315 Lake Street East, Suite 301
Wayzata, MN

PROXY STATEMENT FOR EXTRAORDINARY GENERAL MEETING
IN LIEU OF ANNUAL GENERAL MEETING OF
PERCEPTION CAPITAL CORP. II

Dear Shareholders of Perception Capital Corp. II:

You are cordially invited to attend (in person or by proxy) the extraordinary general meeting in lieu of the annual general meeting of Perception Capital Corp. II, a Cayman Islands exempted company (the “company”, “we”, “us” or “our”), to be held on October [28], 2022 at 11 a.m., Eastern time, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at 525 University Avenue, Palo Alto, CA 94301 (the “general meeting”), or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, or to attend virtually via the Internet. You will be able to attend the general meeting online, vote, view the list of shareholders entitled to vote at the general meeting and submit your questions during the general meeting by visiting [●]. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the general meeting in person at the offices of Skadden, Arps, Slate, Meagher & Flom LLP only if (i) you are fully vaccinated against COVID-19 and show proof of such vaccination, (ii) complete a visitor health form upon arrival and (iii) reserve your attendance at least two business days in advance of the general meeting by contacting Skadden, Arps, Slate, Meagher & Flom LLP, at One Manhattan West, New York, NY 10001, telephone (212) 735-3000. The accompanying proxy statement is dated October [14], 2022, and is first being mailed to shareholders of the company on or about October [14], 2022.

Even if you are planning on attending the general meeting online, please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy, so that your shares will be represented at the general meeting. It is strongly recommended that you complete and return your proxy card before the general meeting date to ensure that your shares will be represented at the general meeting. Instructions on how to vote your shares are in the accompanying proxy statement and the other proxy materials you received for the general meeting.

The general meeting is being held to consider and vote upon the following proposals:

1.

Proposal No. 1 – The Extension Proposal – as a special resolution, to amend the company’s Amended and Restated Memorandum and Articles of Association (the “charter”) pursuant to an amendment to the charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the company must either (i) consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination (the “initial business combination”), or (ii) cease its operations, except for the purpose of winding up if it fails to complete an initial business combination, and (iii) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the company (“Class A ordinary shares”), included as part of the units sold in the company’s initial public offering that was consummated on November 1, 2021 (the “IPO”), from November 1, 2022 to [May 1], 2023 (the “extension,” such date, the “extended date,” and such proposal, the “extension proposal”);

2.

Proposal No. 2 – The Adjournment Proposal – as an ordinary resolution, to approve the adjournment of the general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the extension proposal (the “adjournment proposal”), which will be presented at the general meeting if, based on the tabulated votes, there are not sufficient votes at the time of the general meeting to approve the extension proposal, in which case the adjournment proposal will be the only proposal presented at the general meeting; and

3.	to transact such other business as may properly come before the general meeting or any adjournments or postponements thereof.

Each of the proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.

The purpose of the extension proposal is to allow the company more time to complete our initial business combination. The charter provides that the company has until November 1, 2022 to complete an initial business combination. While the company is currently evaluating several initial business combination opportunities, the board of directors of the company (the “board”) has determined that there may not be sufficient time before November 1, 2022 to consummate an initial business combination. Therefore, the board has determined that it is in the best interests of our shareholders to extend the date by which the company must complete the initial business combination to the extended date.

In connection with the extension, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “trust account”), including interest not previously released to the company to pay its income taxes, divided by the number of then-issued and outstanding Class A ordinary shares, regardless of how such public shareholders vote on the extension proposal or if they vote at all. If the extension is approved by the requisite vote of shareholders, the remaining public shareholders will retain their right to redeem their Class A ordinary shares upon consummation of our initial business combination if and when it is submitted to a vote of our shareholders, subject to any limitations set forth in the charter, as amended. In addition, public shareholders will be entitled to have their shares redeemed for cash if the company has not completed an initial business combination by the extended date.

Based upon the amount held in the trust account as of September 30, 2022, which was approximately $234,410,709, the company estimates that the per-share price at which public shares may be redeemed from cash held in the trust account will be approximately $10.15 at the time of the general meeting. The closing price of a Class A ordinary share on October [13], 2022, was $[●]. The company cannot assure shareholders that they will be able to sell their Class A ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

The company’s sponsor, Perception Capital Partners II LLC (the “sponsor”), has agreed that, if the extension proposal is approved, the sponsor will contribute to the company as a loan (each loan being referred to herein as a “contribution”) $[●] for each Class A ordinary share of the company that is not redeemed in connection with the shareholder vote to approve the extension proposal, for each month (or a pro rata portion thereof if less than a month) until the earlier of (i) the date of the extraordinary general meeting held in connection with a shareholder vote to approve an initial business combination and (ii) $[●] million has been loaned. Each contribution will be deposited in the trust account within three business days of the beginning of the extended period which such contribution is for. Accordingly, if the extension proposal is approved and the extension is completed, and the sponsor makes contributions totaling the full $[●] million, the conversion amount per share at the meeting for such business combination or the company’s subsequent liquidation will be approximately $[●] per share, in comparison to the current conversion amount of approximately $[●] per share. The sponsor will not make any contribution unless the extension proposal is approved and the extension is completed. Up to $[●] million of the loans may be settled in whole warrants to purchase Class A ordinary shares of the company. The contribution(s) will not bear any interest and will be repayable by the company to the sponsor upon consummation of an initial business combination. The company’s board of directors will have the sole discretion whether to continue extending for additional months until $[●] million has been loaned, and if the board determines not to continue extending for additional months, the sponsor’s obligation to make additional contributions will terminate. If this occurs, the company would wind up the company’s affairs and redeem 100% of the outstanding public shares in accordance with the procedures set forth in the company’s charter.

Pursuant to the charter, a public shareholder may request that the company redeem all or a portion of such public shareholder’s public shares for cash if the extension proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)

(a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)	prior to 5:00 p.m., Eastern time, on October [26], 2022 (two business days prior to the vote at the general meeting or any adjournment thereof), (a) submit a written request to Continental Stock

Transfer & Company, a New York limited purpose trust company (“Continental”), the company’s transfer agent, that the company redeem your public shares for cash and (b) tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units of the company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying public shares and public warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the extension proposal.

If the extension proposal is not approved and we do not consummate an initial business combination by November 1, 2022, the charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the board, liquidate and dissolve, subject, in each case, to the company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete the our initial business combination by November 1, 2022 or, if the extension proposal is approved, the extended date.

Approval of the extension proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the Class A ordinary shares and the Class B ordinary shares, par value $0.0001 per share, of the company (the “Class B ordinary shares,” and together with the Class A ordinary shares, the “ordinary shares”), who, being present and entitled to vote at the general meeting, vote at the general meeting.

Approval of the adjournment proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present and entitled to vote at the general meeting, vote at the general meeting.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

The board has fixed the close of business on September 29, 2022, as the record date for the general meeting (the “record date”). Only shareholders of record on September 29, 2022, are entitled to notice of and to vote at the general meeting or any postponement or adjournment thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

You are not being asked to vote on an initial business combination at this time. If the extension is implemented and you do not elect to redeem your public shares in connection with the extension, you will retain the right to vote on an initial business combination if and when such transaction is submitted to shareholders and the right to redeem your public shares for cash from the trust account in the event a proposed initial business combination is approved and completed or the company has not consummated an initial business combination by the extended date. If an initial business combination is not consummated by the extended date, assuming the extension is implemented, the company will redeem its public shares.

All of our shareholders are cordially invited to attend the general meeting via the Internet at [●]. To ensure your representation at the general meeting, however, you are urged to complete, sign, date and return your proxy card as soon as possible. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. You may revoke your proxy card at any time prior to the general meeting.

A shareholder’s failure to vote in person or by proxy will not be counted towards the number of ordinary shares required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the general meeting.

YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card as soon as possible. You are requested to carefully read the proxy statement and accompanying Notice of General Meeting for a more complete statement of matters to be considered at the general meeting.

If you have any questions or need assistance voting your ordinary shares, please contact Morrow Sodali LLC, our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing PCCT.info@investor.morrowsodali.com.

On behalf of the board, we would like to thank you for your support of Perception Capital Corp. II.

October [14], 2022

By Order of the Board,

Scott Honour
Chairman of the Board

If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the proposals.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (I) IF YOU HOLD CLASS A ORDINARY SHARES AS PART OF UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (II) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE EXTRAORDINARY GENERAL MEETING OR ANY ADJOURNMENT THEREOF THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH AND (III) TENDER OR DELIVER YOUR CLASS A ORDINARY SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING DTC’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

This proxy statement is dated October [14], 2022
and is first being mailed to our shareholders with the form of proxy on or about October [14], 2022.

IMPORTANT

Whether or not you expect to attend the general meeting, you are respectfully requested by the board of the company to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions provided by your broker. If you grant a proxy, you may revoke it at any time prior to the general meeting.

PERCEPTION CAPITAL CORP. II
315 Lake Street East, Suite 301
Wayzata, MN

NOTICE OF THE EXTRAORDINARY GENERAL MEETING
IN LIEU OF ANNUAL GENERAL MEETING
TO BE HELD ON OCTOBER [28], 2022

Dear Shareholders of Perception Capital Corp. II:

NOTICE IS HEREBY GIVEN that the extraordinary general meeting in lieu of the annual general meeting of Perception Capital Corp. II, a Cayman Islands exempted company (the “company”, “we”, “us” or “our”), will be held on October [28], 2022 at 11 a.m., Eastern time, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at 525 University Avenue, Palo Alto, CA 94301 (the “general meeting”), or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, and will be available to attend virtually via the Internet. You will be able to attend the general meeting online, vote, view the list of shareholders entitled to vote at the general meeting and submit your questions during the general meeting by visiting [●]. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the general meeting in person at the offices of Skadden, Arps, Slate, Meagher & Flom LLP only if (i) you are fully vaccinated against COVID-19 and show proof of such vaccination, (ii) complete a visitor health form upon arrival and (iii) reserve your attendance at least two business days in advance of the general meeting by contacting Skadden, Arps, Slate, Meagher & Flom LLP, at One Manhattan West, New York, NY 10001, telephone (212) 735-3000.

The general meeting will be held to consider and vote upon the following proposals:

1.

Proposal No. 1 – The Extension Proposal – as a special resolution, to amend the company’s Amended and Restated Memorandum and Articles of Association (the “charter”) pursuant to an amendment to the charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the company must either (i) consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination (“initial business combination”) or (ii) cease its operations, except for the purpose of winding up if it fails to complete an initial business combination, and (iii) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the company (“Class A ordinary shares”), included as part of the units sold in the company’s initial public offering that was consummated on November 1, 2021 (the “IPO”), from November 1, 2022 to [May 1], 2023 (the “extension,” such date, the “extended date,” and such proposal, the “extension proposal”);

2.

Proposal No. 2 – The Adjournment Proposal – as an ordinary resolution, to approve the adjournment of the general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the extension proposal (the “adjournment proposal”), which will be presented at the general meeting if, based on the tabulated votes, there are not sufficient votes at the time of the general meeting to approve the extension proposal, in which case the adjournment proposal will be the only proposal presented at the general meeting; and

3.	to transact such other business as may properly come before the general meeting or any adjournments or postponements thereof.

The above matters are more fully described in the accompanying proxy statement. We urge you to read carefully the accompanying proxy statement in its entirety.

Approval of the extension proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the Class A ordinary shares and the Class B ordinary shares, par value $0.0001 per share, of the company (the “Class B ordinary shares”, and together with the Class A ordinary shares, the “ordinary shares”), who, being present and entitled to vote at the general meeting, vote at the general meeting.

Approval of the adjournment proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present and entitled to vote at the general meeting, vote at the general meeting.

In connection with the extension, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “trust account”), including interest not previously released to the company to pay its income taxes, divided by the number of then-issued and outstanding Class A ordinary shares, regardless of how such public shareholders vote on the extension proposal, or if they vote at all. If the extension is approved by the requisite vote of shareholders, the remaining public shareholders will retain their right to redeem their Class A ordinary shares upon consummation of our initial business combination if and when it is submitted to a vote of our shareholders, subject to any limitations set forth in the charter, as amended. In addition, public shareholders will be entitled to have their shares redeemed for cash if the company has not completed an initial business combination by the extended date.

Pursuant to the charter, a public shareholder may request that the company redeem all or a portion of such public shareholder’s public shares for cash if the extension proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)

(a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)

prior to 5:00 p.m., Eastern time, on October [26], 2022 (two business days prior to the vote at the general meeting or any adjournment thereof), (a) submit a written request to Continental Stock Transfer & Company, a New York limited purpose trust company (“Continental”), the company’s transfer agent, that the company redeem your public shares for cash and (b) tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units of the company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying public shares and public warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the extension proposal.

The company’s sponsor, Perception Capital Partners II LLC (the “sponsor”), has agreed that, if the extension proposal is approved, the sponsor will contribute to the company as a loan (each loan being referred to herein as a “contribution”) $[●] for each Class A ordinary share of the company that is not redeemed in connection with the shareholder vote to approve the extension proposal, for each month (or a pro rata portion thereof if less than a month) until the earlier of (i) the date of the extraordinary general meeting held in connection with a shareholder vote to approve an initial business combination and (ii) $[●] million has been loaned. Each contribution will be deposited in the trust account within three business days of the beginning of the extended period which such contribution is for. Accordingly, if the extension proposal is approved and the extension is completed, and the sponsor makes contributions totaling the full $[●] million, the conversion amount per share at the meeting for such business combination or the company’s subsequent liquidation will be approximately $[●] per share, in comparison to the current conversion amount of approximately $[●] per share. The sponsor will not make any contribution unless the extension proposal is approved and the extension is completed. Up to $[●] million of the loans may be settled in whole warrants to purchase Class A ordinary shares of the company. The contribution(s) will not bear any interest and will be repayable by the company to the sponsor upon consummation of an initial business combination. The company’s board of directors will have the sole discretion whether to continue extending for additional months until $[●] million has been loaned, and if the board determines not to continue extending for additional months, the sponsor’s obligation to make additional contributions will terminate. If this occurs, the company would wind up the company’s affairs and redeem 100% of the outstanding public shares in accordance with the procedures set forth in the company’s charter.

If the extension proposal is not approved and we do not consummate an initial business combination by November 1, 2022, the charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the board, liquidate and dissolve, subject, in each case, to the company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by November 1, 2022 or, if the extension proposal is approved, the extended date.

The sponsor and the company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the trust account in respect of any Class B ordinary shares held by it or them, as applicable, if the company fails to complete an initial business combination, although they will be entitled to liquidating distributions from the trust account with respect to any Class A ordinary shares they hold if the company fails to complete its initial business combination by the applicable deadline.

If the company liquidates, the sponsor has agreed that it will be liable to us if, and to the extent, any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below (i) $10.15 per public share or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the assets in the trust account, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the sponsor will not be responsible to the extent of any liability for such third-party claims. The company has not independently verified whether the sponsor has sufficient funds to satisfy its indemnity obligations and believes that the sponsor’s only assets are securities of the company and, therefore, the sponsor may not be able to satisfy those obligations. None of the company’s officers or directors will indemnify the company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

Based upon the amount held in the trust account as of September 30, 2022, which was approximately $234,410,709, the company estimates that the per-share price at which public shares may be redeemed from cash held in the trust account will be approximately $10.15 at the time of the general meeting. The closing price of a Class A ordinary share on October [13], 2022, was $[●]. The company cannot assure shareholders that they will be able to sell their Class A ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If the extension proposal is approved, such approval will constitute consent for the company to (i) remove from the trust account an amount (the “withdrawal amount”) equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the trust account, including interest not previously released to the company to pay its taxes, divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the withdrawal amount. The funds remaining in the trust account after the removal of the withdrawal amount shall be available for use by the company to complete an initial business combination on or before the extended date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on an initial business combination through the extended date if the extension proposal is approved.

The withdrawal of the withdrawal amount will reduce the amount held in the trust account, and the amount remaining in the trust account may be significantly less than the approximately $234,410,709 that was in the trust account as of September 30, 2022. In such event, the company may need to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Only shareholders of record of the company as of the close of business on September 29, 2022 (the “record date”) are entitled to notice of, and to vote at, the general meeting or any adjournment or postponement thereof. Each ordinary share entitles the holder thereof to one vote. On the record date, there were 28,750,000 ordinary shares issued and outstanding, including (i) 23,000,000 Class A ordinary shares and (ii) 5,750,000 Class B ordinary shares. The company’s warrants do not have voting rights in connection with the proposals.

YOUR VOTE IS IMPORTANT. Proxy voting permits shareholders unable to attend the general meeting in person to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the board. You can change your voting instructions or revoke your proxy at any time prior to the general meeting by following the instructions included in this proxy statement and on the proxy card.

It is strongly recommended that you complete and return your proxy card before the general meeting date to ensure that your shares will be represented at the general meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. If you have any questions or need assistance voting your ordinary shares, please contact Morrow Sodali LLC, our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing PCCT.info@investor.morrowsodali.com.

October [14], 2022

By Order of the Board,

Scott Honour
Chairman of the Board

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON OCTOBER [28], 2022

This Notice of General Meeting and Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission (the “SEC”) on April 15, 2022 (our “annual report”), and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022 and June 30, 2022, as filed with the SEC on May 16, 2022 and August 15, 2022, respectively, are available at [●].

i

PERCEPTION CAPITAL CORP. II
PROXY STATEMENT
FOR THE EXTRAORDINARY GENERAL MEETING IN LIEU OF THE
ANNUAL GENERAL MEETING
To Be Held at 11 a.m., Eastern time, on October [28], 2022

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “board”) for use at the extraordinary general meeting in lieu of the annual general meeting of Perception Capital Corp. II, a Cayman Islands exempted company (the “company”, “we”, “us” or “our”), and any postponements, adjournments or continuations thereof (the “general meeting”). The general meeting will be held on October [28], 2022 at 11 a.m., Eastern time, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at 525 University Avenue, Palo Alto, CA 94301, and will be available to attend virtually via the Internet. You will be able to attend the general meeting online, vote, view the list of shareholders entitled to vote at the general meeting and submit your questions during the general meeting by visiting [●]. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the general meeting in person at the offices of Skadden, Arps, Slate, Meagher & Flom LLP only if (i) you are fully vaccinated against COVID-19 and show proof of such vaccination, (ii) complete a visitor health form upon arrival and (iii) reserve your attendance at least two business days in advance of the general meeting by contacting Skadden, Arps, Slate, Meagher & Flom LLP, at One Manhattan West, New York, NY 10001, telephone (212) 735-3000.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements may relate to the company’s “initial business combination” (as defined below) and any other statements relating to future results, strategy and plans of the company (including statements which may be identified by the use of the words “plans,” “expects” or “does not expect,” “estimated,” “is expected,” “budget,” “scheduled,” “estimates,” “forecasts,” “intends,” “anticipates” or “does not anticipate,” “targets,” “projects,” “contemplates,” “predicts,” “potential,” “continue,” or “believes,” or variations of such words and phrases or state that certain actions, events or results “may,” “could,” “would,” “should,” “might,” “will” or “will be taken,” “occur” or “be achieved”).

Forward-looking statements are based on the opinions and estimates of management of the company as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to:

•	our being a newly incorporated company with no operating history and no operating revenues;
•	our ability to extend the date by which we must complete an initial business combination to the extended date;
•	the amount of redemptions by our public shareholders in connection with the extension or initial business combination;
•	our ability to select an appropriate target business or businesses;
•	our ability to complete our initial business combination;
•	our expectations around the performance of a prospective target business or businesses;
•	our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;
•	our directors and officers allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination;

•	our potential ability to obtain additional financing to complete our initial business combination;
•	our pool of prospective target businesses;
•

our ability to consummate an initial business combination due to the uncertainty resulting from the recent coronavirus (“COVID-19”) pandemic and other events (such as terrorist attacks, natural disasters or a significant outbreak of other infectious diseases);

•	the ability of our directors and officers to generate a number of potential business combination opportunities;
•	our public securities’ potential liquidity and trading;
•	the lack of a market for our securities;
•	the use of proceeds not held in the “trust account” (as defined below) or available to us from interest income on the trust account balance;
•	the trust account being subject to claims of third parties;
•	our financial performance; and
•	the classification of our warrants as derivative liabilities.

Additional information on these and other factors that may cause actual results and the company’s performance to differ materially is included in the company’s periodic reports filed with the SEC, including, but not limited to, our annual report including those factors described under the heading “Risk Factors” therein, and subsequent Quarterly Reports on Form 10-Q. Copies of the company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the company. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR
EXTRAORDINARY GENERAL MEETING IN LIEU OF THE ANNUAL GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our board for use at the general meeting to be held in person or virtually on October [28], 2022, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the general meeting.

The company is a blank check company incorporated on January 21, 2021 as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (“initial business combination”). On November 1, 2021, the company consummated its initial public offering (“IPO”) of its units, with each unit consisting of one Class A ordinary share and one-half of one redeemable warrant to purchase one Class A ordinary share, which included the full exercise by the underwriters of their over-allotment option in the amount of 3,000,000 units. Simultaneously with the closing of the IPO, the company completed the private sale of 10,050,000 private placement warrants at a purchase price of $1.00 per private placement warrant to the sponsor, generating gross proceeds to us of $10,050,000. Following the closing of the IPO, a total of $233,450,000 ($10.15 per unit) of the net proceeds from the IPO and the sale of the private placement warrants was placed in the trust account established in connection with the IPO (the “trust account”), with Continental Stock Transfer & Company, a New York limited purpose trust company (“Continental”), acting as trustee. The company’s Amended and Restated Memorandum and Articles of Association (the “charter”) provides for the return of the IPO proceeds held in the trust account to the holders of Class A ordinary shares if we do not complete our initial business combination by November 1, 2022.

The purpose of the extension proposal is to allow the company more time to complete an initial business combination. While the company is currently evaluating several business combination opportunities, the board has determined that there may not be sufficient time before November 1, 2022 to consummate an initial business combination. Therefore, the board has determined that it is in the best interests of our shareholders to extend the date by which the company must complete an initial business combination to the extended date.

What is being voted on?

You are being asked to vote on the following proposals:

(a)

Proposal No. 1 — The Extension Proposal — as a special resolution, to amend the charter pursuant to an amendment to the charter in the form set forth in Annex A of this proxy statement to extend the date by which the company must either (i) consummate our initial business combination or (ii) cease its operations, except for the purpose of winding up if it fails to complete such initial business combination, and (iii) redeem all of the Class A ordinary shares, from November 1, 2022 to the extended date; and

(b)

Proposal No. 2 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the extension proposal, which will be presented at the general meeting if, based on the tabulated votes, there are not sufficient votes at the time of the general meeting to approve the extension proposal, in which case the adjournment proposal will be the only proposal presented at the general meeting.

If the extension proposal is approved, we plan to hold an extraordinary general meeting prior to the extended date in order to seek shareholder approval of our initial business combination and related proposals.

You are not being asked to vote on an initial business combination at this time. If the extension is implemented and you do not elect to redeem your public shares in connection with the extension, you will retain the right to vote on an initial business combination if and when such transaction is submitted to shareholders and the right to redeem your public shares for cash from the trust account in the event a proposed initial business combination is approved and completed or the company has not consummated an initial business combination by the extended date. If an initial business combination is not consummated by the extended date, assuming the extension is implemented, the company will redeem its public shares.

Can I attend the General Meeting?

The general meeting will be held on October [28], 2022, at 11 a.m., Eastern time, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at 525 University Avenue, Palo Alto, CA 94301, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, and will be available to attend virtually via the Internet. You will be able to attend the general meeting online, vote, view the list of shareholders entitled to vote at the general meeting and submit your questions during the general meeting by visiting [●]. The general meeting will comply with the meeting rules of conduct. The rules of conduct will be posted on the virtual meeting web portal. We encourage you to access the general meeting webcast prior to the start time. Online check-in will begin fifteen minutes prior to the start time of the general meeting, and you should allow ample time for the check-in procedures. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the general meeting in person at the offices of Skadden, Arps, Slate, Meagher & Flom LLP only if (i) you are fully vaccinated against COVID-19 and show proof of such vaccination, (ii) complete a visitor health form upon arrival and (iii) reserve your attendance at least two business days in advance of the general meeting by contacting Skadden, Arps, Slate, Meagher & Flom LLP, at One Manhattan West, New York, NY 10001, telephone (212) 735-3000. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares.

Why should I vote to approve the extension?

Our board believes shareholders will benefit from the company consummating an initial business combination and is proposing the extension to extend the date by which the company has to complete an initial business combination until the extended date. The extension is expected to give the company the opportunity to complete its initial business combination.

The company’s sponsor, Perception Capital Partners II LLC (the “sponsor”), has agreed that, if the extension proposal is approved, the sponsor will contribute to the company as a loan (each loan being referred to herein as a “contribution”) $[●] for each Class A ordinary share of the company that is not redeemed in connection with the shareholder vote to approve the extension proposal, for each month (or a pro rata portion thereof if less than a month) until the earlier of (i) the date of the extraordinary general meeting held in connection with a shareholder vote to approve an initial business combination and (ii) $[●] million has been loaned. Each contribution will be deposited in the trust account within three business days of the beginning of the extended period which such contribution is for. Accordingly, if the extension proposal is approved and the extension is completed, and the sponsor makes contributions totaling the full $[●] million, the conversion amount per share at the meeting for such business combination or the company’s subsequent liquidation will be approximately $[●] per share, in comparison to the current conversion amount of approximately $[●] per share. The sponsor will not make any contribution unless the extension proposal is approved and the extension is completed. Up to $[●] million of the loans may be settled in whole warrants to purchase Class A ordinary shares of the company. The contribution(s) will not bear any interest and will be repayable by the company to the sponsor upon consummation of an initial business combination. The company’s board of directors will have the sole discretion whether to continue extending for additional months until $[●] million has been loaned, and if the board determines not to continue extending for additional months, the sponsor’s obligation to make additional contributions will terminate. If this occurs, the company would wind up the company’s affairs and redeem 100% of the outstanding public shares in accordance with the procedures set forth in the company’s charter.

If the extension proposal is not approved and we do not consummate an initial business combination by November 1, 2022, the charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the board, liquidate and dissolve, subject, in each case, to the company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by November 1, 2022 or, if the extension proposal is approved, the extended date.

We believe that the provisions of the charter described in the preceding paragraph were included to protect the company’s shareholders from having to sustain their investments for an unreasonably long period if the company failed to find a suitable initial business combination in the timeframe contemplated by the charter. We also believe, however, that given the company’s expenditure of time, effort and money on pursuing an initial Business Combination, and our belief that an initial business combination is in the best interest of the company and our shareholders, the extension is warranted. The sole purpose of the extension proposal is to provide the company with additional time to complete an initial business combination, which the board believes is in the best interests of the company and our shareholders.

In connection with the Extension, public shareholders may elect to redeem their Class A ordinary shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the company to pay its income taxes, divided by the number of then-issued and outstanding Class A ordinary shares, regardless of how such public shareholders vote on the extension proposal, or if they vote at all. We will not proceed with the extension if redemptions of public shares cause us to have less than $5,000,001 of net tangible assets following approval of the extension proposal, as provided in the charter.

Liquidation of the trust account is a fundamental obligation of the company to the public shareholders and the company is not proposing, and will not propose, to change that obligation to the public shareholders. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with an initial business combination. Assuming the extension is approved, the company will have until the extended date to complete its initial business combination.

Our board recommends that you vote in favor of the extension proposal, but expresses no opinion as to whether you should redeem your public shares.

When would the board abandon the extension proposal?

Our board will abandon the extension if our shareholders do not approve the extension proposal. Additionally, we are not permitted to redeem our Class A ordinary shares in an amount that would cause our net tangible assets to be less than $5,000,001, and we will not proceed with the extension if redemptions of our Class A ordinary shares in connection with the extension would cause us to have less than $5,000,001 of net tangible assets following approval of the extension proposal.

How do the company insiders intend to vote their shares?

The sponsor, the company’s directors, officers and initial shareholders and their permitted transferees (collectively, the “initial shareholders”) collectively have the right to vote 20% of the company’s issued and outstanding Ordinary Shares, and are expected to vote all of their shares in favor of each proposal to be voted upon by our shareholders at the general meeting.

The sponsor or the company’s directors, officers or advisors, or any of their respective affiliates, may purchase Class A ordinary shares in privately negotiated transactions or in the open market prior to the general meeting, although they are under no obligation to do so. Any such purchases that are completed after the “record date” (as defined below) may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the ordinary shares in question, will vote in favor of the proposals and/or will not exercise its redemption rights with respect to the ordinary shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the general meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the proposals and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the trust account. None of the funds held in the trust account will be used to purchase public shares or warrants in such transactions. Any Class A ordinary shares held by or subsequently purchased by our affiliates may be voted in favor of the proposals. Additionally, at any time at or prior to the general meeting, subject to applicable securities laws (including with respect to material non-public information) the sponsor or the company’s directors, officers or advisors, or any of their respective affiliates, may, although they are under no obligation to do so, enter into transactions with investors and others to provide them with incentives to acquire public shares, vote their public shares in favor of the proposals or not redeem their public shares. The sponsor or the company’s directors, officers or advisors or any of their respective affiliates are restricted from making any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

What vote is required to approve the extension proposal?

Approval of the extension proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the ordinary shares, who, being present and entitled to vote at the general meeting, vote at the general meeting.

What vote is required to approve the adjournment proposal?

Approval of the adjournment proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present and entitled to vote at the general meeting, vote at the general meeting.

What if I want to vote against or do not want to vote for any of the proposals?

If you do not want any of the proposals to be approved, you should vote against such proposals. A shareholder’s failure to vote by proxy or to vote in person or online at the general meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on such proposals. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the general meeting.

Will you seek any further extensions to liquidate the trust account?

Other than the extension until the Extended Date, as described in this proxy statement, we do not anticipate seeking any further extension to consummate an initial business combination.

What happens if the extension proposal is not approved?

If the extension proposal is not approved and we do not consummate an initial business combination by November 1, 2022, the charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the board, liquidate and dissolve, subject, in each case, to the company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by November 1, 2022 or, if the extension proposal is approved, the extended date.

The sponsor or the company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the trust account in respect of any Class B ordinary shares held by it or them, as applicable, if the company fails to complete an initial business combination by November 1, 2022, or, if the extension proposal is approved, the extended date, although they will be entitled to liquidating distributions from the trust account with respect to any Class A ordinary shares they hold if the company fails to complete its initial business combination by the applicable deadline. The company will pay the costs of liquidation from $100,000 of interest from the trust account and its remaining assets outside of the trust account.

If the extension proposal is approved, what happens next?

The company is continuing its efforts to complete an initial business combination. The company is seeking approval of the extension because the company may not be able to complete an initial business combination prior to November 1, 2022. If the extension proposal is approved, the company expects to continue evaluating initial business combination opportunities in pursuit of entering into a business combination agreement and seeking shareholder approval of an initial business combination. If shareholders approve such initial business combination, the company expects to consummate the initial business combination as soon as possible following shareholder approval and satisfaction of the other conditions to the consummation of the initial business combination.

Upon approval of the extension proposal by the required number of votes, the amendment to the charter in the form attached as Annex A hereto will be effective. The company will remain a reporting company under the Exchange Act, and its units, Class A ordinary shares and public warrants will remain publicly traded.

If the extension proposal is approved, any removal of any withdrawal amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of Ordinary Shares held by the sponsor through the Class B ordinary shares. We will not proceed with the extension if redemptions of Class A ordinary shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension, as provided in the charter.

If the extension proposal is approved, an affiliate of the sponsor will continue to receive payments from the company of $10,000 per month for office space, and administrative and support services pursuant to the Administrative Services Agreement, dated as of October 27, 2021, by and between the company and the sponsor (the “Administrative Services Agreement”).

Where will I be able to find the voting results of the General Meeting?

We will announce preliminary voting results at the general meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the general meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the general meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

Would I still be able to exercise my redemption rights in connection with a vote to approve a proposed initial Business Combination?

Yes. Assuming you are a shareholder as of the record date for voting on a proposed initial business combination, you will be able to vote on a proposed initial business combination. If you disagree with an initial business combination, you will retain your right to redeem your Class A ordinary shares upon consummation of such initial business combination, subject to any limitations set forth in our charter.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may send a later-dated, signed proxy card to the company’s secretary at 315 Lake Street East, Suite 301, Wayzata, MN 55391, so that it is received by the company’s secretary prior to the vote at the general meeting (which is scheduled to take place on October [28], 2022). Shareholders also may revoke their proxy by sending a notice of revocation to the company’s secretary, which must be received by the company’s secretary prior to the vote at the general meeting, or by attending the general meeting, revoking their proxy and voting in person (including by virtual means). Attendance at the general meeting alone will not change your vote. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposals. A shareholder’s failure to vote by proxy or to vote in person or virtually at the general meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, will have no effect on the proposals. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the general meeting.

If my shares are held in “street name,” will my broker automatically vote them for me?

If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that each of the proposals are “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all proposals. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the general meeting.

What is a quorum?

A quorum is the minimum number of shares required to be present at the general meeting for the general meeting to be properly held under our Charter and Cayman Islands law. The presence, in person, virtually, by proxy, or, if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote at the general meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of establishing a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the general meeting.

Who can vote at the General Meeting?

Holders of Ordinary Shares as of the close of business on September 29, 2022 (the “record date”), are entitled to vote at the general meeting. On the record date, there were 28,750,000 Ordinary Shares issued and outstanding, including (i) 23,000,000 Class A ordinary shares and (ii) 5,750,000 Class B ordinary shares. The company’s warrants do not have voting rights in connection with the proposals.

In deciding all matters at the general meeting, each shareholder will be entitled to one vote for each share held by them on the record date. Holders of Class A ordinary shares and holders of Class B ordinary shares will vote together as a single class on all matters submitted to a vote of our shareholders except as required by law. The initial shareholders collectively own all of our issued and outstanding Class B ordinary shares, constituting 20% of our issued and outstanding Ordinary Shares.

Registered Shareholders. If our shares are registered directly in your name with our transfer agent, Continental, you are considered the shareholder of record with respect to those shares. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the general meeting.

“Street Name” Shareholders. If our shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the shareholder of record, you may not vote your Ordinary Shares at the general meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy statement, we refer to shareholders who hold their shares through a broker, bank or other nominee as “street name shareholders.”

Does the board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of these proposals, the board has determined that each of the proposals are in the best interests of the company and its shareholders. The board recommends that the company’s shareholders vote “FOR” each of the proposals.

What interests do the company’s directors and officers have in the approval of the proposals?

The company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of Class B ordinary shares, private placement warrants that may become exercisable in the future, any loans by them to the company that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “Proposal No. 1 — The Extension Proposal — Interests of the sponsor and the company’s Directors and Officers” for more information.

Are there any appraisal or similar rights for dissenting shareholders?

Neither Cayman Islands law nor our Charter provides for dissenters’ rights for dissenting shareholders in connection with any of the proposals to be voted upon at the general meeting. As a matter of Cayman Islands law, dissenters’ rights only apply in a statutory merger where the company is a constituent company, which is not the case with any of the proposals.

Warrant holders do not have appraisal rights in connection with any of the proposals to be voted upon at the general meeting.

What happens to the company’s warrants if the extension proposal is not approved?

If the extension proposal is not approved and we do not consummate an initial business combination by November 1, 2022, the charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the board, liquidate and dissolve, subject, in each case, to the company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by November 1, 2022 or, if the extension proposal is approved, the extended date.

What happens to the company’s warrants if the extension proposal is approved?

If the extension is approved, the company expects to continue to attempt to consummate an initial business combination until the extended date, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

How do I vote?

If you are a holder of record of Ordinary Shares on the record date for the general meeting, you may vote in person or by virtual attendance at the general meeting or by submitting a proxy for the general meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares or, if you wish to attend the general meeting and vote in person, obtain a valid proxy from your broker, bank or other nominee. If you hold your shares in “street name” and wish to vote online by virtually attending the general meeting, you must email a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalstock.com. If you email a valid legal proxy, you will be issued a 12-digit meeting control number that will allow you to register to attend and participate in the general meeting. If you wish to attend the general meeting virtually you should contact Continental no later than October [25], 2022, to obtain this information. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.

How do I redeem my Ordinary Shares?

Pursuant to the charter, a public shareholder may request that the company redeem all or a portion of such shareholder’s public shares for cash if the extension proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)

(a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)

prior to 5:00 p.m., Eastern time, on October [26], 2022 (two business days prior to the vote at the general meeting or any adjournment thereof), (a) submit a written request to Continental Stock Transfer & Company, a New York limited purpose trust company, the company’s transfer agent, that the company redeem your public shares for cash and (b) tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, their own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying public shares and public warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the extension proposal.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?

Our board is soliciting proxies for use at the general meeting. All costs associated with this solicitation will be borne directly by the company. We have engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the general meeting. We have agreed to pay Morrow a fee of $32,500, plus disbursements, and indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the company’s proxy solicitor. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A ordinary shares for their expenses in forwarding soliciting materials to beneficial owners of Class A ordinary shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Who can help answer my questions?

If you have questions about the general meeting or the proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the company’s filings with the SEC, including our annual report, and our subsequent Quarterly Reports on Form 10-Q, you should contact:

Perception Capital Corp. II
315 Lake Street East, Suite 301
Wayzata, MN 55391
Telephone: (952) 456-5300

You may also contact the company’s proxy solicitor at:

Morrow Sodali LLC
333 Ludlow Street
5th Floor, South Tower
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: PCCT.info@investor.morrowsodali.com

You may obtain additional information about the company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you are a holder of public shares and you intend to seek redemption of your shares, you will need to tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through DTC, at the address below prior to 5:00 p.m., Eastern time, on October [26], 2022 (two business days prior to the vote at the general meeting or any adjournment thereof). If you have questions regarding the certification of your position or tender or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
E-mail: mzimkind@continentalstock.com

THE EXTRAORDINARY GENERAL MEETING IN LIEU OF
THE ANNUAL GENERAL MEETING

Date, Time, Place and Purpose of the General Meeting

The general meeting will be held in person or by proxy on October [28], 2022 at 11 a.m., Eastern time, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP located at 525 University Avenue, Palo Alto, CA 94301, or virtually via live webcast at [●], to consider and vote upon the proposals to be put to the general meeting. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the general meeting in person at the offices of Skadden, Arps, Slate, Meagher & Flom LLP only if (i) you are fully vaccinated against COVID-19 and show proof of such vaccination, (ii) complete a visitor health form upon arrival and (iii) reserve your attendance at least two business days in advance of the general meeting by contacting Skadden, Arps, Slate, Meagher & Flom LLP, at One Manhattan West, New York, NY 10001, telephone (212) 735-3000.

At the general meeting, you will be asked to consider and vote upon proposals to:

1.

Proposal No. 1 – The Extension Proposal – as a special resolution, amend the company’s Charter pursuant to an amendment to the charter in the form set forth in Annex A of this proxy statement to extend the date by which the company must either (i) consummate an initial business combination or (ii) cease its operations, except for the purpose of winding up if it fails to complete such initial business combination, and  redeem all of the Class A ordinary shares included as part of the units sold in the company’s IPO, from November 1, 2022 to the extended date; and

2.

Proposal No. 2 – The Adjournment Proposal – as an ordinary resolution, approve the adjournment of the general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the extension proposal, which will be presented at the general meeting if, based on the tabulated votes, there are not sufficient votes at the time of the general meeting to approve the extension proposal, in which case the adjournment proposal will be the only proposal presented at the general meeting; and

3.	any other business as may properly come before the general meeting or any adjournments or postponements thereof.

Voting Power; Record Date

Only shareholders of record of the company as of the close of business on September 29, 2022, are entitled to notice of, and to vote at, the general meeting or any adjournment or postponement thereof. Each of the ordinary shares entitles the holder thereof to one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 28,750,000 Ordinary Shares issued and outstanding, including 23,000,000 Class A ordinary shares (that were initially sold as part of the IPO) and 5,750,000 Class B ordinary shares. The company’s warrants do not have voting rights in connection with the proposals.

Quorum and Vote of Shareholders

A quorum is the minimum number of shares required to be present at the general meeting for the general meeting to be properly held under our Charter and Cayman Islands law. The presence, in person, virtually, by proxy, or, if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote at the general meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-routine” matters. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the general meeting.

Votes Required

Approval of the extension proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the ordinary shares, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the general meeting.

Approval of the adjournment proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the general meeting.

If you do not want any of the proposals to be approved, you should vote against such proposals. A shareholder’s failure to vote by proxy or to vote in person or online at the general meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on such proposals. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the general meeting.

Voting

You can vote your shares at the general meeting by proxy or online by virtually attending the general meeting. If your shares are owned directly in your name with our transfer agent, Continental, you are considered, with respect to those shares, the “shareholder of record.” If your shares are held in a stock brokerage account or by a bank or other nominee or intermediary, you are considered the beneficial owner of shares held in “street name” and are considered a “non-record (beneficial) shareholder.”

Shareholders of Record

You can vote by proxy by having one or more individuals who will be at the general meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the general meeting is called voting “by proxy.” If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy over the Internet in accordance with the instructions on the enclosed proxy card. If you complete the proxy card and mail it in the envelope provided or submit your proxy over the Internet as described above, you will designate each of Rick Gaenzle, Scott Honour and Corey Campbell or the Chairperson of the general meeting to act as your proxy at the general meeting. One of the aforementioned individuals will then vote your shares at the general meeting in accordance with the instructions you have given them in the proxy card with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournments or postponements of the general meeting.

Alternatively, you can vote your shares online by virtually attending the general meeting.

Beneficial Owners

If your shares are held in an account through a broker, bank or other nominee or intermediary, you must instruct the broker, bank or other nominee how to vote your shares by following the instructions that the broker, bank or other nominee provides you along with this proxy statement. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.

If you wish to attend and vote your shares at the general meeting, you must first obtain a legal proxy from your broker, bank or other nominee that holds your shares and email a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalstock.com. Beneficial owners who email a valid legal proxy will be issued a 12-digit meeting control number that will allow them to register to attend and participate in the general meeting. Beneficial owners who wish to attend the general meeting virtually should contact Continental no later than October [25], 2022, to obtain this information.

If you do not provide voting instructions to your bank, broker or other nominee or intermediary and you do not vote your shares at the general meeting, your shares will not be voted on any proposal on which your bank, broker or other nominee does not have discretionary authority to vote. In these cases, the bank, broker or other nominee or intermediary will not be able to vote your shares on those matters for which specific authorization is required. We believe each of the proposals constitutes a “non-discretionary” matter.

Proxies

Our board is asking for your proxy. Giving our board your proxy means you authorize it to vote your shares at the general meeting in the manner you direct. You may vote for or against each proposal or you may abstain from voting. All valid proxies received prior to the general meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will have no effect on either of the proposals described herein and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the general meeting.

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the general meeting.

Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow, at (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by sending a letter to 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, or by emailing PCCT.info@investor.morrowsodali.com.

Revocability of Proxies

Shareholders may send a later-dated, signed proxy card to the company’s secretary at 315 Lake Street East, Suite 301, Wayzata, MN 55391, so that it is received by the company’s secretary prior to the vote at the general meeting (which is scheduled to take place on October [28], 2022). Shareholders also may revoke their proxy by sending a notice of revocation to the company’s secretary, which must be received by the company’s secretary prior to the vote at the general meeting or by attending the general meeting, revoking their proxy and voting in person (including by virtual means). Attendance at the general meeting alone will not change your vote. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Attendance at the General Meeting

The general meeting will be held in person or by proxy at 11 a.m., Eastern time, on October [28], 2022, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP located at 525 University Avenue, Palo Alto, CA 94301, or virtually via live webcast online at [●]. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the general meeting in person at the offices of Skadden, Arps, Slate, Meagher & Flom LLP only to the extent consistent with, or permitted by, applicable law and directives of public health authorities. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the general meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

Solicitation of Proxies

Our board is soliciting proxies for use at the general meeting. All costs associated with this solicitation will be borne directly by the company. We have engaged Morrow to assist in the solicitation of proxies for the general meeting. We have agreed to pay Morrow a fee of $32,500, plus disbursements, and indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the company’s proxy solicitor. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A ordinary shares for their expenses in forwarding soliciting materials to beneficial owners of Class A ordinary shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

You may contact Morrow at:

Morrow Sodali LLC
333 Ludlow Street
5th Floor, South Tower
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: PCCT.info@investor.morrowsodali.com

If any additional solicitation of the holders of our outstanding ordinary shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Dissenters’ Rights and Appraisal Rights

Neither Cayman Islands law nor our charter provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals to be voted upon at the general meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares. As a matter of Cayman Islands law, dissenters’ rights only apply in a statutory merger where the company is a constituent company, which is not the case with any of the proposals.

Warrant holders do not have appraisal rights in connection with any of the proposals to be voted upon at the general meeting.

Shareholder Proposals

No business may be transacted at an annual general meeting, including an extraordinary general meeting in lieu of an annual general meeting, other than business that is either (i) specified in the Notice of General Meeting (or any supplement thereto) given by or at the direction of the directors of the company or (ii) otherwise properly brought before the general meeting in accordance with the requirements set forth in the charter.

Other Business

The board does not know of any other matters to be presented at the general meeting. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of General Meeting and with respect to any other matters that may properly come before the general meeting. If any additional matters are properly presented at the general meeting, or at any adjournments or postponements of the general meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with the recommendations of our board with respect to any such matters. We expect that the Class A ordinary shares represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our board with respect to any such matters.

Principal Executive Offices

Our principal executive offices are located at 315 Lake Street East, Suite 301, Wayzata, MN 55391. Our telephone number is (952) 456-5300. Our corporate website address is https://www.perceptionii.com/. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

PROPOSAL NO. 1 – THE EXTENSION PROPOSAL

Background

We are a blank check company, incorporated on January 21, 2021 as a Cayman Islands exempted company for the purpose of effecting an initial business combination.

On November 1, 2020, the company consummated its IPO of 23,000,000 units, with each unit consisting of one Class A ordinary share and one-half of one redeemable warrant to purchase one Class A ordinary share, which included the full exercise by the underwriters of their over-allotment option in the amount of 3,000,000 units. Simultaneously with the closing of the IPO, the company completed the private sale of 10,050,000 private placement warrants at a purchase price of $1.00 per private placement warrant to the sponsor, generating gross proceeds to us of $10,050,000. Following the closing of the IPO, a total of $23,000,000 ($10.15 per unit) of the net proceeds from the IPO and the sale of the private placement warrants was placed in the trust account, with Continental acting as trustee.

Reasons for the Extension Proposal

The charter provides that we have until November 1, 2022, to complete an initial business combination. The board has determined that there may not be sufficient time before November 1, 2022, to hold an extraordinary general meeting to obtain shareholder approval of and consummate a business combination. Accordingly, the board believes that in order to be able to successfully complete a business combination, it is appropriate to continue the company’s existence until the extended date. The board believes that an initial business combination is in the best interests of the company and our shareholders. Therefore, the board has determined that it is in the best interests of our shareholders to extend the date by which the company must complete an initial business combination to the extended date.

The sponsor has agreed that, if the extension proposal is approved, the sponsor will contribute to the company as a loan $[●] for each Class A ordinary share of the company that is not redeemed in connection with the shareholder vote to approve the extension proposal, for each month (or a pro rata portion thereof if less than a month) until the earlier of (i) the date of the extraordinary general meeting held in connection with a shareholder vote to approve an initial business combination and (ii) $[●] million has been loaned. Each contribution will be deposited in the trust account within three business days of the beginning of the extended period which such contribution is for. Accordingly, if the extension proposal is approved and the extension is completed, and the sponsor makes contributions totaling the full $[●] million, the conversion amount per share at the meeting for such business combination or the company’s subsequent liquidation will be approximately $[●] per share, in comparison to the current conversion amount of approximately $[●] per share. The sponsor will not make any contribution unless the extension proposal is approved and the extension is completed. Up to $[●] million of the loans may be settled in whole warrants to purchase Class A ordinary shares of the company. The contribution(s) will not bear any interest and will be repayable by the company to the sponsor upon consummation of an initial business combination. The company’s board of directors will have the sole discretion whether to continue extending for additional months until $[●] million has been loaned, and if the board determines not to continue extending for additional months, the sponsor’s obligation to make additional contributions will terminate. If this occurs, the company would wind up the company’s affairs and redeem 100% of the outstanding public shares in accordance with the procedures set forth in the company’s charter.

If the extension proposal is not approved and we do not consummate an initial business combination by November 1, 2022, the charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the board, liquidate and dissolve, subject, in each case, to the company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by November 1, 2022 or, if the extension proposal is approved, the extended date.

We believe that the provisions of the charter described in the preceding paragraph were included to protect the company’s shareholders from having to sustain their investments for an unreasonably long period if the company failed to find a suitable initial business combination in the timeframe contemplated by the charter. We also believe, however, that given the company’s expenditure of time, effort and money on pursuing an initial business combination, and our belief that an initial business combination is in the best interest of the company and our shareholders, the extension is warranted.

The sole purpose of the extension proposal is to provide the company with additional time to complete an initial business combination, which the board believes is in the best interests of the company and our shareholders. A copy of the proposed amendment to the charter is attached to this proxy statement as Annex A.

You are not being asked to vote on an initial business combination at this time. If the extension is implemented and you do not elect to redeem your public shares in connection with the extension, you will retain the right to vote on an initial business combination if and when such transaction is submitted to shareholders and the right to redeem your public shares for cash from the trust account in the event a proposed initial business combination is approved and completed or the company has not consummated an initial business combination by the extended date. If an initial business combination is not consummated by the extended date, assuming the extension is implemented, the company will redeem its public shares.

If the Extension Proposal Is Not Approved

If the extension proposal is not approved and we do not consummate an initial business combination by November 1, 2022, the charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the board, liquidate and dissolve, subject, in each case, to the company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by November 1, 2022 or, if the extension proposal is approved, the extended date.

The sponsor and the company’s initial shareholders have agreed to waive their respective rights to liquidating distributions from the trust account in respect of any Class B ordinary shares held by it or them, as applicable, if the company fails to complete an initial business combination by November 1, 2022, or, if the extension proposal is approved, the extended date, although they will be entitled to liquidating distributions from the trust account with respect to any Class A ordinary shares they hold if the company fails to complete its initial business combination by the applicable deadline. The company will pay the costs of liquidation from $100,000 of interest from the trust account and its remaining assets outside of the trust account.

If the Extension Proposal Is Approved

If the extension proposal is approved, the company will file an amendment to the charter with the Cayman Registrar in the form of Annex A hereto to extend the time it has to complete an initial business combination until the extended date. The company will remain a reporting company under the Exchange Act, and its units, Class A ordinary shares and public warrants will remain publicly traded. The company will then continue to work to consummate its initial business combination by the extended date.

If the extension proposal is approved, and the extension is implemented, the amount held in the trust account will be reduced by withdrawals in connection with any shareholder redemptions. The company cannot predict the amount that will remain in the trust account if the extension is approved, and the amount remaining in the trust account may be significantly less than the approximately $234,410,709 that was in the trust account as of September 30, 2022. We will not proceed with the extension if the number of redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the extension proposal, as provided in the charter.

If the extension is approved, an affiliate of the sponsor will continue to receive payments from the company of $10,000 per month for office space, and administrative and support services until the earlier of the company’s consummation of an initial business combination and the company’s liquidation pursuant to the Administrative Services Agreement.

Redemption Rights

If the extension proposal is approved, and the extension is implemented, each public shareholder may seek to redeem his, her or its public shares. Holders of public shares who do not elect to redeem their public shares in connection with the extension will retain the right to redeem their public shares in connection with any shareholder vote to approve a proposed initial business combination, or if the company has not consummated an initial business combination by the extended date.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND TENDERING AND DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT PRIOR TO 5:00  P.M., EASTERN TIME, ON OCTOBER [26], 2022 (TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE GENERAL MEETING OR ANY ADJOURNMENT THEREOF). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the extension and redemptions.

Pursuant to the charter, a public shareholder may request that the company redeem all or a portion of such public shareholder’s public shares for cash if the extension is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(a)

(i) hold public shares or (ii) hold public shares as part of units and elect to separate such units into the underlying public shares and warrants prior to exercising your redemption rights with respect to the public shares; and

(b)

prior to 5:00 p.m., Eastern time, on October [26], 2022 (two business days prior to the vote at the general meeting or any adjournment thereof), (i) submit a written request to Continental, the company’s transfer agent, that the company redeem your public shares for cash and (ii) tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying public shares and public warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the extension proposal.

Through the Deposit Withdrawal at Custodian (“DWAC”) system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a shareholder’s broker and/or clearing broker, DTC, and the company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker fee and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus may be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the extension proposal will not be redeemed for cash held in the trust account. In the event that a public shareholder tenders its shares and decides prior to the vote at the general meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the general meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the extension is not approved, these shares will not be redeemed in connection with the extension and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the extension will not be approved. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the company to pay its income taxes, divided by the number of then-issued and outstanding Class A ordinary shares. Based upon the amount held in the trust account as of September 30, 2022, which was approximately $234,410,709, the company estimates that the per-share price at which public shares may be redeemed from cash held in the trust account will be approximately $10.15 at the time of the general meeting. The closing price of a Class A ordinary share on [●], 2022 was $[●]. The company cannot assure shareholders that they will be able to sell their Class A ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your Class A ordinary shares for cash and will no longer own such shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through DTC prior to the vote on the extension proposal. The company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the extension proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

United States Federal Income Tax Considerations for Shareholders Exercising Redemption Rights1

The following is a discussion of U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) that elect to have their Class A ordinary shares redeemed for cash if the extension is completed. This discussion applies only to Class A ordinary shares that are held as a capital asset for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:

•	the sponsor or our directors and officers
•	financial institutions or financial services entities;
•	broker-dealers;
•	taxpayers that that are subject to the mark-to-market method of accounting;
•	tax-exempt entities;
•	governments or agencies or instrumentalities thereof;
•	insurance companies;
•	regulated investment companies or real estate investment trusts;
•	expatriates or former long-term residents of the United States;

[1]	Note to Draft: Subject to Skadden tax review.

•	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;
•

persons that acquired Class A ordinary shares pursuant to an exercise of employee share options or upon payout of a restricted stock unit, in connection with employee share incentive plans or otherwise as compensation or in connection with the performance of services;

•	persons that hold Class A ordinary shares as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;
•	persons whose functional currency is not the U.S. dollar;
•	controlled foreign corporations; and
•	passive foreign investment companies.

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds Class A ordinary shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any Class A ordinary shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of an exercise of redemption rights to them.

EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of Class A ordinary shares who or that is, for U.S. federal income tax purposes:

•	an individual citizen or resident of the United States,
•

a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia,

•	an estate whose income is subject to U.S. federal income tax regardless of its source, or
•

a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

Redemption of Class A Ordinary Shares

In addition to the PFIC considerations discussed below under “— PFIC Considerations,” the U.S. federal income tax consequences of the redemption of a U.S. Holder’s Class A ordinary shares pursuant to the redemption provisions described in this proxy statement will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

If the redemption qualifies as a sale of Class A ordinary shares, a U.S. Holder will be treated as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Ordinary Shares.” If the redemption does not qualify as a sale of Class A ordinary shares, a U.S. Holder will be treated as receiving a distribution with the tax consequences described below under the section entitled “— U.S. Holders — Taxation of Distributions.”

The redemption of Class A ordinary shares will generally qualify as a sale of the Class A ordinary shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a U.S. Holder takes into account not only ordinary shares actually owned by such U.S. Holder, but also ordinary shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to ordinary shares owned directly, ordinary shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any ordinary shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.

The redemption of ordinary shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to an initial Business Combination, the Class A ordinary shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the ordinary shares actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the ordinary shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of ordinary shares owned by certain family members and such U.S. Holder does not constructively own any other ordinary shares. The redemption of Class A ordinary shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the respective entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of Class A ordinary shares will be treated as a distribution to the redeemed holder and the tax effects to such U.S. Holder will be as described below under the section entitled “— Taxation of Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Class A ordinary shares will be added to such holder’s adjusted tax basis in its remaining stock, or, if it has none, to such holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.

U.S. Holders should consult their tax advisors as to the tax consequences of a redemption, including any special reporting requirements.

Taxation of Distributions.

Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s Class A ordinary shares is treated as a distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S.

Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. With respect to non-corporate U.S. Holders, dividends will generally be taxed at preferential long-term capital gains rates only if (i) Class A ordinary shares are readily tradable on an established securities market in the United States or (ii) Class A ordinary shares are eligible for the benefits of an applicable income tax treaty, in each case provided that the company is not treated as a PFIC in the taxable year in which the dividend was paid or in any previous year and certain holding period and other requirements are met. Because we believe it is likely that we were a PFIC for our prior taxable year ended December 31, 2021, it is likely that the lower applicable long-term capital gains rate would not apply to any redemption proceeds treated as a distribution. Moreover, it is unclear whether redemption rights with respect to the Class A ordinary shares may prevent the holding period of such shares from commencing prior to the termination of such rights. U.S. Holders should consult their tax advisors regarding the availability of the lower rate for any redemption treated as a dividend with respect to Class A ordinary shares.

Distributions in excess of current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Class A ordinary shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A ordinary shares and will be treated as described below under the section entitled “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Ordinary Shares.”

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Ordinary Shares.

Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s Class A ordinary shares is treated as a sale or other taxable disposition, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount realized and (ii) the U.S. Holder’s adjusted tax basis in the Class A ordinary shares redeemed.

Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the ordinary shares exceeds one year. However, it is unclear whether the redemption rights with respect to the Class A ordinary shares described in this proxy statement may prevent the holding period of the Class A ordinary shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of Class A ordinary shares (Class A ordinary shares purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.

PFIC Considerations

A foreign corporation will be a PFIC for U.S. federal income tax purposes if at least 75% of its gross income in a taxable year is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than certain rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because we are a blank check company, with no current active business, it is likely that we will be a PFIC for our current taxable year ending December 31, 2022.  Our PFIC status for our current taxable year, however, depends in part on whether we complete an initial business combination prior to December 31, 2022, as well as the timing and specifics of any such initial business combination. Furthermore, although we likely met the PFIC asset or income test for our prior taxable year ended December 31, 2021 (our “Start-Up Year”), pursuant to a start-up exception, we may not be treated as a PFIC for our Start-Up Year if we are not a PFIC for our current taxable year and the following taxable year, and certain other conditions are met.  Accordingly, our PFIC status for our Start-Up Year also depends in part on whether we complete an initial business combination prior to December 31, 2022, and the timing and other specifics of any such initial business combination.  Because these and other facts on which any determination of PFIC status are based may not be known until the close of our current taxable year, there can be no assurances with respect to our PFIC status for such year or our Start-Up Year. Although our PFIC status is determined annually, any determination that we are a PFIC for a given taxable year will continue to apply to any U.S. Holders who held our securities during such taxable year, absent certain elections described below.

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder and (ii) the U.S. Holder did not make a timely and effective “qualified election fund” election for each of our taxable years as a PFIC in which the U.S. Holder held Class A ordinary shares, a QEF Election along with a purging election, or a “mark-to-market” election, then such holder will generally be subject to special rules (the “Default PFIC Regime”) with respect to:

•	any gain recognized by the U.S. Holder on the sale or other disposition of its Class A ordinary shares; and
•

any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of its ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for such ordinary shares).

Under the Default PFIC Regime:

•	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for its Class A ordinary shares;
•

the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which we are a PFIC, will be taxed as ordinary income;

•

the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

•

an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year of such U.S. Holder.

THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES TO THE REDEMPTION OF CLASS A ORDINARY SHARES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF MAKING OR HAVING MADE ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.

Required Vote

Approval of the extension proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the ordinary shares, who, being present and entitled to vote at the general meeting, vote at the general meeting. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe each of the proposals constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the general meeting. If the extension proposal is not approved and we do not consummate an initial business combination by November 1, 2022, the charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the board, liquidate and dissolve, subject, in each case, to the company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by November 1, 2022 or, if the extension proposal is approved, the extended date.

The sponsor and all of the company’s directors and officers are expected to vote all ordinary shares owned by them in favor of the extension. On the record date, the sponsor and all of the company’s directors and officers beneficially owned and were entitled to vote an aggregate of 5,750,000 Class B ordinary shares. See the section entitled “Security Ownership of Certain Beneficial Owners and Management” for additional information regarding the holders of Class B ordinary shares and their respective ownership thereof.

In addition, subject to applicable securities laws (including with respect to material nonpublic information), the sponsor, the company’s directors, officers or advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the general meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the sponsor, the company’s directors, officers or advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules and restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the company’s redemption process (i.e., approximately $10.15 per share, based on the amounts held in the trust account as of September 30, 2022); (b) would represent in writing that such public shares will not be voted in favor of approving the extension proposal; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

Subject to the immediately preceding paragraph, the sponsor or the company’s directors, officers or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the general meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the proposals and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the general meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the proposals and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the trust account. None of the funds held in the trust account will be used to purchase public shares or warrants in such transactions. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the proposals. Additionally, at any time at or prior to the general meeting, subject to applicable securities laws (including with respect to material non-public information) the sponsor or the company’s directors, officers or advisors, or any of their respective affiliates, may, although they are under no obligation to do so, enter into transactions with investors and others to provide them with incentives to acquire public shares, vote their public shares in favor of the proposals or not redeem their public shares. The sponsor and the company’s directors, officers, advisors or any of their respective affiliates are restricted from making any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of our board, you should keep in mind that the sponsor and the company’s officers and directors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•

If the extension proposal is not approved and we do not consummate an initial business combination by November 1, 2022, the 5,750,000 Class B ordinary shares held by the sponsor and certain of our directors will be worthless (as the sponsor and such directors have waived liquidation rights with respect to such shares), as will the 10,050,000 private placement warrants held by the sponsor;

•

In connection with the IPO, the sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by the claims of any third party for services rendered or products sold to the company or prospective target businesses with which the company has entered into certain agreements;

•

All rights specified in the charter relating to the right of officers and directors to be indemnified by the company, and of the company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial business combination and, if the extension proposal is not approved and no initial business combination is completed by November 1, 2022, so that the company liquidates, the company will not be able to perform its obligations to its officers and directors under those provisions;

•

None of the company’s officers or directors has received any cash compensation for services rendered to the company, and all of the current officers and directors are expected to continue to serve in their roles at least through the date of the general meeting and may continue to serve following any potential initial business combination and receive compensation thereafter;

•

The sponsor and the company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing an initial business combination and, if the extension proposal is not approved and we do not consummate an initial business combination by November 1, 2022, they will not have any claim against the trust account for reimbursement so that the company will most likely be unable to reimburse such expenses; and

•

On January 25, 2021, the company issued an unsecured promissory note to the sponsor (the “promissory note”), pursuant to which the company may borrow up to an aggregate principal amount of $300,000. The promissory note was non-interest bearing and payable on the earlier of (i) December 31, 2021 or (ii) the completion of the IPO. The outstanding balance under the promissory note of $223,765 was repaid at the closing of the IPO on November 1, 2021.

Recommendation

As discussed above, after careful consideration of all relevant factors, our board has determined that the extension proposal is in the best interests of the company and its shareholders. Our board has approved and declared advisable the adoption of the extension proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 2 – THE ADJOURNMENT PROPOSAL

Overview

The adjournment proposal, if adopted, will allow our board to adjourn the general meeting to a later date or dates to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the extension proposal. The adjournment proposal will only be presented at the general meeting if, based on the tabulated votes, there are not sufficient votes at the time of the general meeting to approve the extension proposal, in which case the adjournment proposal will be the only proposal presented at the general meeting.

Consequences if the Adjournment Proposal is Not Approved

If the adjournment proposal is not approved by our shareholders, our board may not be able to adjourn the general meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the extension proposal.

Vote Required for Approval

Approval of the adjournment proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present and entitled to vote at the general meeting, vote at the general meeting. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe each of the proposals constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the general meeting.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting to a later date or dates to be determined by the chairman of the extraordinary general meeting, if necessary, be confirmed, ratified and approved in all respects.”

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, our board has determined that the adjournment proposal is in the best interests of the company and its shareholders. Therefore, if there are insufficient votes for, or otherwise in connection with, the approval of the extension proposal, our board will approve and declare advisable adoption of the adjournment proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT, IF PRESENTED, YOU VOTE “FOR”
THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information available to us as of October 12, 2022, with respect to our Ordinary Shares held by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;
•	each of our executive officers and directors; and
•	all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.

In the table below, percentage ownership is based on 28,750,000 ordinary shares outstanding as of October 12, 2022, including 23,000,000 Class A ordinary shares and 5,750,000 Class B ordinary shares. Voting power represents the combined voting power of ordinary shares owned beneficially by such person. On all matters to be voted upon, the holders of the ordinary shares vote together as a single class. The table below does not include any ordinary shares underlying our outstanding warrants because such securities are not exercisable within 60 days of October 12, 2022.

	Class A Ordinary Shares(1)		Class B Ordinary Shares(2)
	Beneficially Owned	Approximate Percentage of Issued and Outstanding Class A Ordinary Shares	Beneficially Owned	Approximate Percentage of Issued and Outstanding Class B Ordinary Shares
Name and Address of Beneficial Owner(3)
Perception Capital Partners II LLC (our sponsor) (4)	5,660,000	19.6%	5,660,000	98.4%
Rick Gaenzle	—	—	—	—
Scott Honour (4)	5,660,000	19.6%	5,660,000	98.4%
James Sheridan	—	—	—	—
Patrick Williams	—	—	—	—
Corey Campbell	—	—	—	—
Marcy Haymaker(4)	5,660,000	19.6%	5,660,000	98.4%
Omer Keilaf	30,000	*	30,000	*
Thomas J. Abood	30,000	*	30,000	*
R. Rudolph Reinfrank	30,000	*	30,000	*
All directors, officers and director nominees as a group (9 individuals)	5,750,000	20%	5,750,000	100%
Saba Capital Management, L.P. (5)	1,266,676	5.5%	—	—
Highbridge Capital Management, LLC(6)	1,800,000	7.8%	—	—
Adage Capital Partners, L.P. (7)	1,800,000	7.8%	—	—

*	Less than one percent.
(1)	Includes all Class B Ordinary Shares convertible by such holder into Class A Ordinary Shares.
(2)

Class B Ordinary Shares convert into Class A Ordinary Shares, at the time of the completion of the initial business combination, or earlier at the option of the holder, on a one-for-one basis, subject to adjustment.

(3)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Perception Capital Corp. II, 315 Lake Street East, Suite 301, Wayzata, MN 55391.

(4)

Perception Capital Partners II LLC, our sponsor, is the record holder of the Class B ordinary shares reported herein. Certain members of our management team, including each of our officers, are indirect members of our sponsor. Our sponsor is controlled by Perception Capital Partners LLC, which is controlled by Northern Pacific Group, L.P. Scott Honour and Marcy Haymaker may be deemed to beneficially own shares held by our sponsor by virtue of their indirect shared control over our sponsor. Each of Scott Honour and Marcy Haymaker disclaims

(5)

Shares beneficially owned are based on Schedule 13G filed with the SEC on November 5, 2021, by Saba Capital Management, L.P., a Delaware limited partnership (“Saba Capital”), Saba Capital Management GP, LLC, a Delaware limited liability company (“Saba GP”), and Mr. Boaz R. Weinstein, which information has not been independently confirmed. Each of Saba Capital, Saba GP and Mr. Weinstein has shared voting and dispositive power with respect to 1,266,676 Class A ordinary shares. The address of the shareholder, as reported in the Schedule 13G is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

(6)

Shares beneficially owned are based on Schedule 13G filed with the SEC on November 12, 2021, by Highbridge Capital Management, LLC, which information has not been independently confirmed. As of the date thereof, Highbridge Capital Management, LLC, as the trading manager of Highbridge Tactical Credit Master Fund, L.P. and Highbridge SPAC Opportunity Fund, L.P. (collectively, the “Highbridge Funds”), may be deemed to be the beneficial owner of the 1,800,000 Class A Ordinary Shares held by the Highbridge Funds. The address of the shareholder, as reported in the Schedule 13G is 277 Park Avenue, 23rd Floor, New York, New York 10172.

(7)

Shares beneficially owned are based on Schedule 13G filed with the SEC on November 12, 2021, by Adage Capital Partners, L.P., a Delaware limited partnership (“ACP”) with respect to the Class A Ordinary Shares directly owned by it; Adage Capital Partners GP, L.L.C., a limited liability company organized under the laws of the State of Delaware (“ACPGP”), as general partner of ACP with respect to the Class A Ordinary Shares directly owned by ACP; Adage Capital Advisors, L.L.C., a limited liability company organized under the laws of the State of Delaware (“ACA”), as managing member of ACPGP, general partner of ACP, with respect to the Class A Ordinary Shares directly owned by ACP; Robert Atchinson (“Mr. Atchinson”), as managing member of ACA, managing member of ACPGP, general partner of ACP with respect to the Class A Ordinary Shares  directly owned by ACP; and Phillip Gross (“Mr. Gross”), as managing member of ACA, managing member of ACPGP, general partner of ACP with respect to the Class A Ordinary Shares directly owned by ACP, which information has not been independently confirmed. ACP, ACPGP, ACA, Mr. Atchinson and Mr. Gross has shared voting and dispositive power with respect to 1,800,000 Class A ordinary shares. The address of the shareholders, as reported in the Schedule 13G is 200 Clarendon Street, 52nd Floor, Boston, Massachusetts 02116.

Our initial shareholders beneficially own 20.0% of our issued and outstanding ordinary shares and have the right to elect all of our directors prior to our initial business combination as a result of holding all of the Class B ordinary shares. In addition, because of its ownership block, our Sponsor may be able to effectively influence the outcome of all other matters requiring approval by our shareholders, including amendments to our Charter and approval of significant corporate transactions.

OTHER MATTERS

Shareholder Proposals

No business may be transacted at an annual general meeting, including an extraordinary general meeting in lieu of an annual general meeting, other than business that is either (i) specified in the Notice of General Meeting (or any supplement thereto) given by or at the direction of the directors of the company or (ii) otherwise properly brought before the general meeting in accordance with the requirements set forth in the charter.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than ten percent of our Ordinary Shares to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms furnished since the effective date of our IPO, we believe that there have been no delinquent filers other than as previously disclosed in the company’s SEC filings.

Fiscal Year 2021 Annual Report and SEC Filings

Our financial statements for the year ended December 31, 2021, are included in our annual report on Form 10-K, filed with the SEC on April 15, 2022. This proxy statement and our annual report are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report without charge by sending a written request to Perception Capital Corp. II, 315 Lake Street East, Suite 301, Wayzata, MN 55391.

Delivery Of Documents To Shareholders

For shareholders receiving printed proxy materials, unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•

if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 315 Lake Street East, Suite 301, Wayzata, MN or (952) 456-5300, to inform us of their request; or

•	if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov. Those filings are also available free of charge to the public on, or accessible through, the company’s corporate website under the heading “Documents” at https://www.perceptionii.com/. The company’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

If you would like additional copies of this proxy statement or if you have questions about the Business Combination or the proposals to be presented at the general meeting, you should contact the company at the following address and telephone number:

Perception Capital Corp. II
315 Lake Street East, Suite 301
Wayzata, MN
(952) 456-5300

You may also obtain these documents by requesting them in writing or by telephone from the company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
333 Ludlow Street
5th Floor, South Tower
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: PCCT.info@investor.morrowsodali.com

If you are a shareholder of the company and would like to request documents, please do so by October [21], 2022 (one week prior to the general meeting), in order to receive them before the general meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

* * *

The board does not know of any other matters to be presented at the general meeting. If any additional matters are properly presented at the general meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the general meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS

October [14], 2022

ANNEX A

FORM OF AMENDMENT TO THE AMENDED AND RESTATED MEMORANDUM AND
ARTICLES OF ASSOCIATION
OF

PERCEPTION CAPITAL CORP. II

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

It is RESOLVED as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the company be amended by:

(a) amending Article 49.7 by deleting the following introduction of such sub-section:

“In the event that the Company does not consummate a Business Combination by 12 months from the consummation of the IPO (or within 18 months from the consummation of the IPO if such date is extended by the Sponsor as described in the prospectus relating to the IPO), or such later time as the Members may approve in accordance with the Articles, the Company shall:”

and replacing it with the following:

“In the event that the company does not consummate a Business Combination by [May 1], 2023, or such later time as the Members may approve in accordance with the Articles, the company shall:”; and

(b) amending Article 49.8(a) by deleting the words:

“within 12 months from the consummation of the IPO (or up to 18 months if such date is extended as described in the prospectus relating to the IPO)”

and replacing them with the words:

“by [May 1], 2023”.

Annex A-1

P
R
O
X
Y

C
A
R
D

PERCEPTION CAPITAL CORP. II

PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Rick Gaenzle and Corey Campbell as proxy of the undersigned to attend the Special Meeting of Stockholders (the "**Special Meeting**") of Perception Capital Corp. II (the "**Company**"), to be held via teleconference as described in the Proxy Statement on October [28], 2022 at 11 a.m. Eastern time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Special Meeting, dated October [14], 2022 (the "**Notice**"), a copy of which has been received by the undersigned, as follows.

IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) THEREOF. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED "FOR" EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE SPECIAL MEETING.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to be Held on October [28], 2022:
The Proxy Statement is available at https://www.cstproxy.com/[•].

Please mark vote as indicated in this example ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Special Meeting (Circle one): Yes No

Number of attendees: __________:

____, 2022

____

Signature

____

(Signature if held Jointly)

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.